Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KeyOn Communications Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Snyder, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 15, 2011	By:	/s/ Jonathan Snyder
Jonathan Snyder
Chief Executive Officer
(Principal Executive Officer and
Principal Accounting Officer)